UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:        February 15, 2012

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:	Entry into a Material Definitive Agreement

Effective February 15, 2012, the Horace Mann Educators Corporation Board of Directors adopted the Horace Mann Service Corporation (“HMSC”) Executive Change in Control Plan (the “Plan”). The Plan is attached as Exhibit 10.15 and is incorporated by reference herein. The HMSC Executive Change in Control Plan Schedule A Participants, a listing that identifies positions of responsibility within the corporation eligible to participate in the Plan, is attached as Exhibit 10.15(a) and is incorporated by reference herein.

As documented in the Plan, persons having an individual agreement with HMSC regarding severance or change in control will not be eligible to participate in the Plan until such time as their prior agreement is no longer in force.

Item 9.01:	Financial Statements and Exhibits

(d)	Exhibits. Management contracts and compensatory plans are indicated by an asterisk (*).
10.15*	HMSC Executive Change in Control Plan.
10.15(a)*	HMSC Executive Change in Control Plan Schedule A Participants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Bret A. Conklin
Name: Bret A. Conklin
Title: Senior Vice President & Controller (Principal Accounting Officer)

Date: February 22, 2012

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